Exhibit 10.3

[Execution]

POST-CLOSING LETTER

October 24, 2014

Wells Fargo Bank, National Association
  as Agent
One Boston Place, 19th Floor

Boston, Massachusetts 02108

Attention: Ms. Danielle Baldinelli

Ladies and Gentlemen:

Wells Fargo Bank, National Association, in its capacity as agent pursuant to the Loan Agreement (as hereinafter defined) acting for and on behalf of the parties thereto as lenders (individually, each a “Lender” and collectively, “Lenders”) and the parties thereto as bank product providers (in such capacity, together with its successors and assigns, “Agent”), Wells Fargo Bank, National Association, in its capacity as term loan agent pursuant to the Loan Agreement, acting for and on behalf of and Lenders that are Term Loan Lenders (as defined in the Loan Agreement) (in such capacity, “Term Loan Agent”) have entered into financing arrangements pursuant to which Revolving Loan Lenders (as defined in the Loan Agreement) may make revolving loans and provide other financial accommodations, and Term Loan Lenders may make Term Loans to Lerner New York, Inc., a Delaware corporation (“Lerner”), Lernco, Inc., a Delaware corporation (“Lernco”), and Lerner New York Outlet, Inc., a Massachusetts corporation (“Lerner Outlet” and together with Lerner and Lernco, collectively, “Borrowers” and individually each a “Borrower”) as set forth in the Fourth Amended and Restated Loan and Security Agreement, dated as of the date hereof, by and among Borrowers, New York & Company, Inc., a Delaware corporation (“NY&Co”), Lerner New York Holding, Inc., a Delaware corporation (“Parent”), Nevada Receivable Factoring, Inc., a Nevada corporation (“Nevada Factoring”), New York & Company Stores, Inc., a New York corporation, formerly known as Associated Lerner Shops of America, Inc., a New York corporation (“NY&Co Stores”), and Lerner New York GC, LLC, an Ohio limited liability company (“Lerner GC” and together with NY&Co, Parent, Nevada Factoring and NY &Co Stores, collectively, “Guarantors” and each a “Guarantor”), Agent and Lenders (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”), and the other Financing Agreements (as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced).  Capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

In order to induce Agent, Term Loan Agent and Lenders to enter into the financing arrangements as provided under the Financing Agreements and in consideration of the financial accommodations provided by Agent, Term Loan Agent and Lenders to Borrowers thereunder:

1.       Borrowers and Guarantors hereby agree that, in addition to all other terms, conditions and provisions set forth herein and in the other Financing Agreements, Borrowers shall deliver or cause to be delivered to Agent, in form and substance satisfactory to Agent, by no later than the date referred to below (or such later date, as may be agreed to in writing by Agent in its sole discretion), in form and substance reasonably satisfactory to Agent, with respect to each such item, the following:

(a)   on or before January 31, 2015, evidence of the discharge of the state tax liens filed against each Borrower as set forth on Exhibit A hereto;

(b)   on or before December 31, 2014, Collateral Access Agreements with respect to each of the Customs Brokers and Freight Forwarders identified on Exhibit B hereto, duly executed and delivered by each such Customs Broker or Freight Forwarder;

(c)  on or before December 31, 2014, a Website Host Waiver and Consent Agreement, duly executed and delivered by the Website host or ISP;

(d)   on or before November 30, 2014, a PayPal Accession Agreement by Lerner acceding to the Merchant Agreement, dated as of February 21, 2013, by and between PayPal, Inc. and NY & Co., duly executed and delivered by Lerner and PayPal, Inc.;

(e)  on or before January 31, 2015, evidence of the dismissal of the judgment filed October 3, 2012 with the NY County Clerk’s Office of NY State against Lerner in favor of the Criminal Court of the City of New York;

(f)    on or before January 31, 2015, (i) a credit card notification by NY&Co and Lerner with respect to PayPal Receivables, duly executed and delivered by NY&Co and Lerner, or (ii) a credit card acknowledgment by and among NY&Co, Lerner and PayPal, Inc. providing for, among other things, the right of Agent to use the PayPal system and intellectual property of PayPal, Inc. with respect to sending and receiving payments on the PayPal system, duly executed and delivered by NY&Co, Lerner and PayPal, Inc., in which case Agent agrees to eliminate the $500,000 existing sublimit in the Borrowing Base on PayPal Receivables;

(g)   on or before April 30, 2015, evidence that the escrow deposit account (account no.               ) of NY&Co maintained at the Bank of America, N.A. has been closed and all funds in such account remitted to deposit account in accordance with Section 6.3 of the Loan Agreement;

(h)   on or before January 31, 2015, a Deposit Account Control Agreement with respect to the checking deposit account (account no.             ) of NY&Co maintained at the Bank of New York, duly authorized executed and delivered by NY&Co and Bank of New York; and

(i)    on or before November 7, 2014, delivery of a supplement to each of (i) Exhibit A to Amendment No. 1 to Amended and Restated Collateral Assignment of Trademarks (Security Agreement), (ii) Exhibit A-1 to Amendment No. 1 to Second Amended and Restated Collateral Assignment of Trademarks (Security Agreement), and (iii) Exhibit A-2 to Amendment No. 1 to Second Amended and Restated Collateral Assignment of Trademarks (Security Agreement), with each such supplement setting forth the international and state trademarks of each applicable Borrower or Guarantor and providing that each such supplement shall automatically be deemed added to each applicable Financing Agreement in the immediately

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preceding clauses (i) and through (iii) of this Section 1(i) as a supplement without any further action on the part of the parties thereto.

2.       This letter agreement shall not limit or otherwise affect in any manner whatsoever the right of Agent to require Borrowers or Guarantors to execute and deliver or obtain or cause to be executed and/or delivered any further agreements, documents or instruments as provided in the Financing Agreements or otherwise or to take any other actions otherwise permitted or required under the Financing Agreements, or to establish any Reserves, or deem Collateral ineligible for lending purposes in the absence of the foregoing items, or take any other actions otherwise permitted under the Financing Agreements.  The failure of Borrowers to deliver the items provided for in paragraphs 1(f) through (i) above, or the failure of Borrowers to use best efforts to deliver the items provided for in paragraphs 1(a) through (e), by the respective dates set forth therein shall, at Agent’s option, constitute an Event of Default.  Without limiting the foregoing, failure to supply the agreements and documents referred to above in Section 1 within the required time as set forth above shall, at Agent’s option, entitle Agent to exercise its rights to establish Reserves or deem Collateral ineligible for lending purposes in Agent’s good faith discretion. Agent may, at its option, extend any of the dates set forth herein without any further approval of any of the Lenders.

3.       The validity, interpretation and enforcement of this Agreement and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflict of laws or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

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This letter agreement is a Financing Agreement and may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this letter agreement by telefacsimile or other electronic method of transmission shall have the same force and effect as the delivery of an original executed counterpart of this letter agreement.  Any party delivering an executed counterpart of this letter agreement by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this letter agreement.

Very truly yours,

BORROWERS

LERNER NEW YORK, INC.

By:	/s/ Sheamus Toal

Title:	Chief Financial Officer

LERNCO, INC.

By:	/s/ Sheamus Toal

Title:	President

LERNER NEW YORK OUTLET, INC.

By:	/s/ Sheamus Toal

Title:	Chief Financial Officer

GUARANTORS

NEW YORK & COMPANY, INC.

By:	/s/ Sheamus Toal

Title:	Chief Financial Officer

[SIGNATURES CONTINUED ON NEXT PAGE]

[Signature Page to Post-Closing Letter]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

NEVADA RECEIVABLE FACTORING, INC.

By:	/s/ Sheamus Toal

Title:	President & Chief Financial Officer

LERNER NEW YORK HOLDING, INC.

By:	/s/ Sheamus Toal

Title:	Chief Financial Officer

LERNER NEW YORK GC, LLC

By:	/s/ Sheamus Toal

Title:	President

NEW YORK & COMPANY STORES, INC.

By:	/s/ Sheamus Toal

Title:	Treasurer

[Signature Page to Post-Closing Letter]

ACCEPTED:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Agent

By:	/s/ Danielle Baldinelli

Title:	Director

[Signature Page to Post-Closing Letter]

EXHIBIT A

TO

POST-CLOSING LETTER

Evidence of Discharge of State Tax Liens

Debtor	Taxing Authority	Type/Amount of Tax on Filing	Jurisdiction	Original File Date and Number
Lerner New York Outlet, Inc.	Division of Unemployment Assistance	$18,795.66	Suffolk County, MA	08/03/09
Jasmine Company, Inc.	New York State Department of Taxation and Finance	$2,160.23	New York County, NY	11/13/07
Jasmine Company, Inc.	New York State Department of Taxation and Finance	$33,144.96	New York County, NY	07/15/08
Lerner New York Outlet, Inc.	Division of Employer Accounts	$10,029.00	Trenton, NJ	5/9/12
Lerner New York, Inc.	Division of Employer Accounts	$9,354.00	Trenton, NJ	3/21/12
Lerner New York, Inc.	Division of Employer Accounts	$32,443.00	Trenton, NJ	7/21/10
Lerner New York, Inc.	State of Maryland	$49,850.00	Baltimore, MD	7/15/09
Lerner New York, Inc.	State of Indiana	$78,426.00	South Bend, IN	12/5/07

EXHIBIT B

TO

POST-CLOSING LETTER

Third Party Agreements

Customs Brokers

Customs Broker	Borrower/Guarantor
1. Retail Brokerage Solutions, Inc.

Freight Forwarders

Freight Forwarder	Borrower/Guarantor
A. Ocean Carriers
1. US Lines
B. Airfreight
2. Schenker, Inc.
3. Trinity Logistics, USA, Inc.
4. Hellmann Worldwide
5. Savino Del Bene